Exhibit 26

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) the undersigned hereby agree to the joint filing on behalf of each of them of any filing required by such party under Section 13 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to securities of Tallgrass Energy, LP, a Delaware limited partnership, and further agree to the filing, furnishing, and/or incorporation by reference of this Agreement as an exhibit thereto. Each of them is responsible for the timely filing of such filings and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of February 19, 2020.

PRAIRIE ECI ACQUIROR LP
By:	BIP Holdings Manager L.L.C., its general partner

By:	/s/ Sean Klimczak

Name:	Sean Klimczak

Title:	Senior Managing Director

PRAIRIE NON-ECI ACQUIROR LP
By:	BIP Holdings Manager L.L.C., its general partner

By:	/s/ Sean Klimczak

Name:	Sean Klimczak

Title:	Senior Managing Director

PRAIRIE VCOC ACQUIROR LP
By:	BIP Holdings Manager L.L.C., its general partner

By:	/s/ Sean Klimczak

Name:	Sean Klimczak

Title:	Senior Managing Director

PRAIRIE SECONDARY ACQUIROR LP
By:	BIP Holdings Manager L.L.C., its general partner

By:	/s/ Sean Klimczak

Name:	Sean Klimczak

Title:	Senior Managing Director

PRAIRIE SECONDARY ACQUIROR E LP
By:	BIP Holdings Manager L.L.C., its general partner

By:	/s/ Sean Klimczak

Name:	Sean Klimczak

Title:	Senior Managing Director

BIP HOLDINGS MANAGER L.L.C.

By:	/s/ Sean Klimczak

Name:	Sean Klimczak

Title:	Senior Managing Director

BLACKSTONE INFRASTRUCTURE ASSOCIATES L.P.
By:	BIA GP L.P., its general partner
By:	BIA GP L.L.C., its general partner

By:	/s/ Sean Klimczak

Name:	Sean Klimczak

Title:	Senior Managing Director

BIA GP L.P.

By:	BIA GP L.L.C., its general partner

By:	/s/ Sean Klimczak

Name:	Sean Klimczak

Title:	Senior Managing Director

BIA GP L.L.C.

By:	/s/ Sean Klimczak

Name:	Sean Klimczak

Title:	Senior Managing Director

BLACKSTONE HOLDINGS III L.P.

By:	Blackstone Holdings III GP L.P., its general partner
By:	Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ John G. Finley

Name:	John G. Finley

Title:	Chief Legal Officer

BLACKSTONE HOLDINGS III GP L.P.
By:	Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ John G. Finley

Name:	John G. Finley

Title:	Chief Legal Officer

BLACKSTONE HOLDINGS III GP MANAGEMENT L.L.C.

By:	/s/ John G. Finley

Name:	John G. Finley

Title:	Chief Legal Officer

BLACKSTONE HOLDINGS II L.P.

By:	Blackstone Holdings I/II GP L.L.C., its general partner

By:	The Blackstone Group Inc., its sole member

By:	/s/ John G. Finley

Name:	John G. Finley

Title:	Chief Legal Officer

BLACKSTONE HOLDINGS I/II GP L.L.C.
By:	The Blackstone Group Inc., its sole member

By:	/s/ John G. Finley

Name:	John G. Finley

Title:	Chief Legal Officer

THE BLACKSTONE GROUP INC.

By:	/s/ John G. Finley

Name:	John G. Finley

Title:	Chief Legal Officer

BLACKSTONE GROUP MANAGEMENT L.L.C.

By:	/s/ John G. Finley

Name:	John G. Finley

Title:	Chief Legal Officer

STEPHEN A. SCHWARZMAN

By:	/s/ Stephen A. Schwarzman

By:	Stephen A. Schwarzman